Exhibit 32.1
Certification Pursuant to 18 U.S.C Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Cycurion, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, L. Kevin Kelly, Chief Executive Officer of the Company, and Alvin McCoy III, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his knowledge:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ L. Kevin Kelly	November 14, 2025
L. Kevin Kelly
Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Alvin McCoy III	November 14, 2025
Alvin McCoy III
Chief Financial Officer
(Principal Financial Officer)